Exhibit 99.1

FOR IMMEDIATE RELEASE

VEREIT™ Announces Third Quarter 2015 Operating Results
Earnings and Portfolio Metrics In-Line with Company Expectations
Announces Sale of $204 Million Red Lobster® Pool and an Additional $400 Million to Be Sold via a Strategic Partnership

Phoenix, AZ, November 5, 2015 -- VEREIT, Inc. (NYSE: VER) (“VEREIT” or the “Company”) announced today its operating results for the three months ended September 30, 2015 and progress on its business plan.

Third Quarter 2015 Consolidated Financial Results

Revenue
Consolidated revenue for the quarter ended September 30, 2015 decreased $72.1 million to $385.0 million as compared to revenue of $457.1 million for the same quarter in 2014.

Net Income
Consolidated net income for the quarter ended September 30, 2015 increased $296.1 million to $8.1 million as compared to a net loss of $(288.0) million for the same quarter in 2014.

Normalized EBITDA
Consolidated normalized EBITDA for the quarter ended September 30, 2015 decreased $56.5 million to $301.8 million as compared to normalized EBITDA of $358.3 million for the same quarter in 2014.

FFO and FFO per Diluted Common Share
Funds From Operations (“FFO”) for the quarter ended September 30, 2015 decreased $4.2 million to $191.6 million, as compared to $195.8 million for the same quarter in 2014 and FFO per diluted share remained the same at $0.21 for the quarters ended September 30, 2015 and September 30, 2014.

AFFO and AFFO per Diluted Common Share
Adjusted Funds From Operations (“AFFO”) for the quarter ended September 30, 2015 decreased $48.1 million to $196.4 million as compared to $244.5 million for the same quarter in 2014 and AFFO per diluted share decreased $0.05 to $0.21 for the quarter ended September 30, 2015, as compared to $0.26 for the same quarter in 2014.

Dividend Information
As previously announced on August 5, 2015, the Company’s Board of Directors declared a quarterly dividend of $0.1375 per share for each of the third and fourth quarters of 2015, representing an annual distribution rate of $0.55 per share. The third quarter dividend had a record date of September 30, 2015 and was paid on October 15, 2015. The fourth quarter dividend will be paid on January 15, 2016 to common stockholders of record as of December 31, 2015.

Balance Sheet and Liquidity
During the quarter, the Company paid down $190.0 million on its revolving line of credit, reducing the total amount outstanding under the revolving line of credit to $1.1 billion, leaving approximately $1.2 billion of capacity available. The Company’s credit facility is made up of its revolving line of credit and a $1.0 billion term loan.

Consolidated Financial Statistics
Consolidated Financial Statistics as of the quarter ended September 30, 2015 are as follows: Net Debt to Normalized EBITDA of 7.3x, Fixed Charge Coverage Ratio of 2.8x, Unencumbered Gross Real Estate Assets to Total Gross Assets ratio of 63.7%, Net Debt to Gross Real Estate assets of 50.3% and Weighted Average Debt Term of 4.0 years.

Corporate Governance
On September 29, 2015, the Company held its annual meeting of stockholders at which all seven directors nominated for election were duly elected and qualified. The slate of directors included two new independent directors: David B. Henry, Vice Chairman and Chief Executive Officer, Kimco Realty Corporation, and Eugene A. Pinover, Of Counsel, Willkie Farr & Gallagher LLP.

Management Commentary
Glenn J. Rufrano, Chief Executive Officer, stated, “The third quarter and early fourth quarter results have demonstrated that VEREIT continues to move forward.  This included the election of the reconstituted Board, solidifying our senior management team, reinstating the dividend and progress towards the implementation of our business plan. Most notably, we have completed $830 million of dispositions since the beginning of Q3 and nearly $1.2 billion for the year, which is the low end of our disposition guidance. Among those sales was a $204 million pool of Red Lobster properties, helping reduce tenant and sector portfolio exposure. We also entered into a strategic partnership with the buyer to jointly divest an additional $400 million of Red Lobster real estate in single- or multi-unit transactions. With these accomplishments, along with the overall performance of VEREIT, I am pleased with the progress we have made since April."
Third Quarter 2015 Real Estate Investment ("REI") Financial Results
Revenue
REI segment revenue for the quarter ended September 30, 2015 decreased $39.9 million to $357.4 million as compared to revenue of $397.3 million for the same quarter in 2014, mainly due to the disposition of an anchored shopping center portfolio in the fourth quarter of 2014, as well as various dispositions in 2015.

Net Income
REI segment net income for the quarter ended September 30, 2015 increased $297.8 million to $8.7 million as compared to a net loss of $(289.1) million for the same quarter in 2014, mainly due to the loss associated with the anchored shopping center portfolio sale recorded, which was considered held for sale in the quarter ended September 30, 2014.

Normalized EBITDA
REI segment normalized EBITDA for the quarter ended September 30, 2015 decreased $36.4 million to $294.7 million as compared to normalized EBITDA of $331.1 million for the same quarter in 2014, mainly due to the disposition of an anchored shopping center portfolio in the fourth quarter of 2014, as well as various dispositions in 2015.

FFO and FFO per Diluted Common Share
REI segment FFO for the quarter ended September 30, 2015 decreased $2.5 million to $192.2 million as compared to $194.7 million for the same quarter in 2014, and FFO per diluted share remained the same at $0.21 for the quarters ended September 30, 2015 and September 30, 2014.

AFFO and AFFO per Diluted Common Share
REI segment AFFO for the quarter ended September 30, 2015 decreased $23.6 million to $191.4 million as compared to $215.0 million for the same quarter in 2014, and AFFO per diluted share decreased $0.02 to $0.21 for the quarter ended September 30, 2015 as compared to $0.23 for the same quarter in 2014.

Real Estate Portfolio Update
As of September 30, 2015, the Company’s portfolio consisted of 4,572 properties with total portfolio occupancy of 98.3%, investment grade tenancy of 43.5% and a weighted-average remaining lease term of 11.1 years.

Same Store Rent Increases
During the quarter ended September 30, 2015, same store rents (3,777 properties) increased 0.9% to $248.4 million as compared to $246.2 million for the same quarter in 2014.

Property Acquisitions and Development
During the third quarter of 2015, the Company had no acquisitions. The Company capitalized $6.2 million of development costs and placed $68.7 million of assets into service at an average cap rate of 7.4%. As of September 30, 2015, build-to-suits and redevelopment programs included 14 properties with an investment to date of $17.7 million and remaining estimated investment of $7.4 million.

Property Dispositions
The Company sold 77 properties, including its interest in three unconsolidated joint venture properties, for approximately $393.4 million at an average cash cap rate of 6.3% during the quarter ended September 30, 2015. The gain on third quarter sales was approximately $18.9 million, excluding goodwill allocation.

Third Quarter 2015 Cole Capital® Financial Results

Revenue
Cole Capital segment revenue for the quarter ended September 30, 2015 decreased $32.3 million to $27.5 million as compared to revenue of $59.8 million for the same quarter in 2014 as a consequence of reduced capital raise and the resulting impact on transaction related revenues.

Net Loss
Cole Capital segment net loss for the quarter ended September 30, 2015 increased $1.7 million to $(0.6) million as compared to a net income of $1.1 million for the same quarter in 2014, mainly due to the decrease in net revenues and offset by the decrease in depreciation and amortization caused by the higher amortization in 2014 of the intangible assets.

Normalized EBITDA
Cole Capital segment normalized EBITDA for the quarter ended September 30, 2015 decreased $20.2 million to $7.0 million as compared to normalized EBITDA of $27.2 million for the same quarter in 2014, mainly due to the decrease in net revenues.

FFO and FFO per Diluted Common Share
Cole Capital segment FFO for the quarter ended September 30, 2015 decreased $1.7 million to $(0.6) million as compared to $1.1 million for the same quarter in 2014 and FFO per diluted share remained the same at $0.00 for the quarter ended September 30, 2015 as compared to the same quarter in 2014.

AFFO and AFFO per Diluted Common Share
Cole Capital segment AFFO for the quarter ended September 30, 2015 decreased $24.6 million to $5.0 million as compared to $29.6 million for the same quarter in 2014, and AFFO per diluted share decreased $0.02 to $0.01 per diluted share for the quarter ended September 30, 2015 as compared to $0.03 for the same quarter in 2014.

Investment Management Capital Raise
During the quarter, Cole Capital raised $100.3 million of capital on behalf of its sponsored non-traded REITs (the "Managed REITs"), including $33.7 million through the Managed REITs’ distribution reinvestment plans ("DRIP") compared to $260.8 million, including $42.8 million of DRIP proceeds, in the third quarter of 2014.

Investment Management Acquisitions
Cole Capital invested $315.3 million in 32 properties on behalf of the Cole Capital Managed REITs, compared to $1.1 billion in 228 properties in the third quarter of 2014.

Subsequent Events - Consolidated

Property Dispositions
Subsequent to September 30, 2015, the Company disposed of 56 properties for an aggregate gross sales price of $436.4 million. Notable dispositions included:

•
VEREIT entered into an agreement to sell a $204 million pool of Red Lobster® restaurants, consisting of 51properties, to Golden Gate Capital (“GGC”), the owner of the Red Lobster® brand, at an average cash cap rate of 7.78%. The Company also entered into a strategic partnership with GGC to market an additional $400 million of properties in single- or multi-unit dispositions. Upon sale, the properties will be released from the master lease. It is anticipated that a majority of the properties within the strategic partnership agreement will be sold in 2016.

•	The Company disposed of an AT&T office property in Atlanta, GA held in a joint venture for $226.2 million at a cash cap rate of 5.9%.
As of November 4, 2015, dispositions for the year totaled approximately $1.2 billion at an average cash cap rate of 6.7%, comprised of first quarter 2015 dispositions of $271.8 million at an average cash cap rate of 7.1%, second quarter 2015 dispositions of $80.5 million at an average cash cap rate of 6.5%, third quarter 2015 dispositions of $393.4 million at an average cash cap rate of 6.3% and fourth quarter dispositions to date of $436.4 million at an average cash cap rate of 6.8%.

Cole Capital Distribution
In October 2015, Cole Capital raised $40.1 million of capital on behalf of the Managed REITs, including $11.1 million through DRIP.

Audio Webcast Details

The live audio webcast, beginning at 11:00 a.m. ET on Thursday, November 5, 2015, is available by accessing this link:
http://ir.vereit.com/.

A replay of the webcast will be available at the link above and archived for up to 12 months following the call. Participants should log in 10-15 minutes early.

About the Company
VEREIT is a leading, full-service real estate operating company with investment management capability. VEREIT owns and actively manages a diversified portfolio of retail, restaurant, office and industrial real estate assets with a total asset book value of $18.7 billion including 4,572 properties totaling approximately 100.9 million square feet. Additionally, VEREIT manages $6.6 billion of gross real estate investments on behalf of the Cole Capital® non-traded REITs. VEREIT is a publicly traded Maryland corporation listed on the New York Stock Exchange. Additional information about VEREIT can be found on its website at www.VEREIT.com. VEREIT may disseminate important information regarding it and its operations, including financial information, through social media platforms such as Twitter, Facebook and LinkedIn.

Media Contacts
Parke Chapman
Rubenstein Associates
212.843.8489 | pchapman@rubenstein.com

John Bacon, Senior Vice President, Corporate Communications
VEREIT
602.778.6057 | JBacon@VEREIT.com

Investor Contact
Bonni Rosen, Director, Investor Relations
VEREIT
877.405.2653 | BRosen@VEREIT.com

Definitions
Descriptions of FFO, AFFO, EBITDA and Normalized EBITDA are provided below. Refer to pages 10 through 18 for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure and the calculations of our Fixed Charge Coverage Ratio, Net Debt to Normalized EBITDA Annualized Ratio, Net Debt Leverage Ratio and Unencumbered Asset Ratio.
Funds From Operations and Adjusted Funds From Operations
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO, a non-GAAP supplemental financial performance measure, is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.

NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. Our FFO calculation complies with NAREIT's policy described above.

In addition to FFO, we use Adjusted Funds From Operations ("AFFO") as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangibles, straight-line rental revenue, unrealized gains or losses on derivatives, equity-based compensation and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO also allows for a comparison of the performance of our operations with other traded REITs that are not currently engaging in acquisitions and mergers, as well as a comparison of our performance with that of other traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded REITs, and we believe often used by analysts and investors for comparison purposes.

For all of these reasons, we believe FFO and AFFO, in addition to net loss and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net loss or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs.

AFFO may provide investors with a view of our future performance and future dividend policy. However, because AFFO excludes items that are an important component in an analysis of the historical performance of a property, AFFO should not be construed as a historic performance measure. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.

EBITDA and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, write-off of program development costs, and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of the Company's business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Normalized EBITDA should not be considered as an alternative to net income or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.

Forward Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of section 27A of the Securities Act of 1933, as amended, and in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements, and any statements regarding VEREIT’s future financial condition, results of operations and business are also forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; the inability to successfully market restaurant properties in its partnership with GGC; the inability to pay the fourth quarter dividend with cash from operations; VEREIT’s ability to meet its 2015 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; the inability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED BALANCE SHEETS
(In thousands, except for share and per share data) (Unaudited)

	September 30, 2015	December 31, 2014
ASSETS
Real estate investments, at cost:
Land	$3,257,396	$3,472,298
Buildings, fixtures and improvements	11,615,474	12,307,758
Land and construction in progress	37,356	77,450
Intangible lease assets	2,313,369	2,435,054
Total real estate investments, at cost	17,223,595	18,292,560
Less: accumulated depreciation and amortization	1,595,667	1,034,122
Total real estate investments, net	15,627,928	17,258,438
Investment in unconsolidated entities	57,247	98,053
Investment in direct financing leases, net	49,244	56,076
Investment securities, at fair value	54,455	58,646
Loans held for investment, net	40,002	42,106
Cash and cash equivalents	171,659	416,711
Restricted cash	47,775	62,651
Intangible assets, net	127,835	150,359
Deferred costs and other assets, net	385,806	389,922
Goodwill	1,828,005	1,894,794
Due from affiliates	66,981	86,122
Real estate assets held for sale, net	247,951	1,261
Total assets	$18,704,888	$20,515,139

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable and other debt, net	$3,210,413	$3,805,761
Corporate bonds, net	2,547,059	2,546,499
Convertible debt, net	981,031	977,521
Credit facility	2,110,000	3,184,000
Below-market lease liabilities, net	264,232	317,838
Accounts payable and accrued expenses	164,204	163,025
Deferred rent, derivative and other liabilities	114,343	127,611
Distributions payable	137,647	9,995
Due to affiliates	241	559
Mortgage notes payable associated with assets held for sale	118,493	—
Total liabilities	9,647,663	11,132,809
Commitments and contingencies (Note 14)	—	—
Preferred stock, $0.01 par value, 100,000,000 shares authorized and 42,834,138 issued and outstanding as of each of September 30, 2015 and December 31, 2014	428	428
Common stock, $0.01 par value, 1,500,000,000 shares authorized and 904,960,234 and 905,530,431 issued and outstanding as of September, 30, 2015 and December 31, 2014, respectively	9,050	9,055
Additional paid-in-capital	11,928,184	11,920,253
Accumulated other comprehensive (loss) income	(9,806)	2,728
Accumulated deficit	(3,085,906)	(2,778,576)
Total stockholders’ equity	8,841,950	9,153,888
Non-controlling interests	215,275	228,442
Total equity	9,057,225	9,382,330
Total liabilities and equity	$18,704,888	$20,515,139

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Three Months Ended September 30,
	2015	2014
Revenues:
Rental income	$333,766	$365,712
Direct financing lease income	659	625
Operating expense reimbursements	22,983	30,984
Cole Capital revenue	27,546	59,797
Total revenues	384,954	457,118
Operating expenses:
Cole Capital reallowed fees and commissions	3,896	15,398
Acquisition related (1)	1,764	13,998
Merger and other non-routine transactions (2)	8,957	7,632
Property operating	31,950	40,977
General and administrative (3)	32,842	30,213
Depreciation and amortization	208,542	265,150
Impairments	—	2,299
Total operating expenses	287,951	375,667
Operating income (loss)	97,003	81,451
Other (expense) income:
Interest expense, net	(89,530)	(101,643)
Extinguishment and forgiveness of debt, net	—	(5,396)
Other income, net	3,401	8,687
Gain on disposition of interest in joint venture	6,729	—
Loss on derivative instruments, net	(1,420)	(17,484)
Gain on sale of investments	—	6,357
Total other expenses, net	(80,820)	(109,479)
Income (loss) before income and franchise taxes and loss on disposition of real estate and held for sale assets	16,183	(28,028)
Loss on disposition of real estate and held for sale assets, net	(6,542)	(256,894)
Income (loss) before income and franchise taxes	9,641	(284,922)
(Provision for) benefit from income and franchise taxes	(1,500)	(3,125)
Net income (loss)	8,141	(288,047)
Net (income) loss attributable to non-controlling interests	(612)	7,649
Net income (loss) attributable to the Company	$7,529	$(280,398)

Basic and diluted net loss per share attributable to common stockholders	$(0.01)	$(0.35)
Distributions declared per common share	$0.14	$0.25

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED EBITDA AND NORMALIZED EBITDA
(In thousands, except for per share data) (Unaudited)

	Three Months Ended
	September 30, 2015	September 30, 2014
Net income (loss)	$8,141	$(288,047)
Adjustments:
Interest expense	89,530	101,643
Depreciation and amortization	208,542	265,150
Provision for (benefit from) income and franchise taxes	1,500	3,125
Proportionate share of adjustments for unconsolidated entities	2,554	3,433
EBITDA	$310,267	$85,304
(Gain) loss on disposition of real estate assets, including joint ventures, net	(187)	256,894
Impairments	—	2,299
Acquisition related expenses	1,764	13,998
Merger and other non-routine transactions	8,957	7,632
(Gain) loss on sale and unrealized gains of investment securities	(4)	(6,357)
Loss (gain) on derivative instruments, net	1,420	17,484
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,152	1,934
(Gain) loss on early extinguishment of debt and forgiveness of debt, net	—	5,396
Net direct financing lease adjustments	507	620
Straight-line rent	(21,705)	(24,871)
Legal settlement and insurance proceeds	(925)	(3,275)
Other amortization and non-cash charges	(82)	(33)
Proportionate share of adjustments for unconsolidated entities	608	1,276
Normalized EBITDA	$301,772	$358,301

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Three Months Ended
	September 30, 2015	September 30, 2014
Net income (loss)	$8,141	$(288,047)
Dividends on non-convertible preferred stock	(17,974)	(17,974)
(Gain) loss on disposition of real estate assets, including joint ventures, net	(187)	256,894
Depreciation and amortization of real estate assets	200,159	240,046
Impairment of real estate assets	—	2,299
Proportionate share of adjustments for unconsolidated entities	1,423	2,580
FFO	$191,562	$195,798

Acquisition related expenses	1,764	13,998
Merger and other non-routine transactions	8,957	7,632
Legal settlements and insurance proceeds	(925)	(3,275)
(Gain) loss on sale and unrealized gains of investment securities	(4)	(6,357)
Loss (gain) on derivative instruments, net	1,420	17,484
Amortization of premiums and discounts on debt and investments, net	(4,920)	(8,106)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,152	1,934
Net direct financing lease adjustments	507	620
Amortization and write-off of deferred financing costs	11,320	12,486
Amortization of management contracts	7,510	24,288
Deferred tax benefit(1)	(5,701)	—
Extinguishment of debt and forgiveness of debt, net	—	5,396
Straight-line rent	(21,705)	(24,871)
Equity-based compensation expense, net of forfeiture(2)	4,016	5,541
Other amortization and non-cash charges	781	713
Proportionate share of adjustments for unconsolidated entities	694	1,268
AFFO	$196,428	$244,549

Weighted-average shares outstanding - basic	903,461,323	902,096,102
Effect of dilutive securities (3)	25,995,886	44,970,255
Weighted-average shares outstanding - diluted(4)	929,457,209	947,066,357

FFO per diluted share	$0.21	$0.21
AFFO per diluted share	$0.21	$0.26

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
FINANCIAL AND OPERATIONS STATISTICS AND RATIOS
(Dollars in thousands) (Unaudited)

Three Months Ended
September 30, 2015
Interest expense	$83,140
Secured debt principal amortization	6,089
Dividends attributable to preferred shares	17,974
Total fixed charges	107,203
Normalized EBITDA	301,772
Fixed charge coverage ratio	2.81x

September 30, 2015
Total Debt	$8,928,412
Less: cash and cash equivalents	171,659
Net Debt	8,756,753
Normalized EBITDA annualized	1,207,088
Net Debt to Normalized EBITDA annualized ratio	7.25x

Net Debt	$8,756,753
Gross Real Estate Investments	17,392,001
Net Debt leverage ratio	50.3%

Unencumbered Gross Real Estate Investments	$11,085,546
Gross Real Estate Investments	17,392,001
Unencumbered asset ratio	63.7%

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - STATEMENTS OF OPERATIONS
(REI Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended
	September 30, 2015	September 30, 2014
Revenues:
Rental income	$333,766	$365,712
Direct financing lease income	659	625
Operating expense reimbursements	22,983	30,984
Total real estate investment revenues	357,408	397,321
Operating expenses:
Acquisition related	1,690	13,998
Merger and other non-routine transactions	8,957	7,613
Property operating	31,950	40,977
General and administrative	15,848	12,948
Depreciation and amortization	200,158	240,073
Impairment of real estate	—	2,299
Total operating expenses	258,603	317,908
Operating income (loss)	98,805	79,413
Other (expense) income:
Interest expense, net	(89,530)	(101,643)
Extinguishment and forgiveness of debt, net	—	(5,396)
Other income, net	2,936	8,508
Gain on disposition of joint venture interest	6,729	—
(Loss) gain on derivative instruments, net	(1,420)	(17,484)
Gain on sale of investments	—	6,357
Total other expenses, net	(81,285)	(109,658)
Income (loss) before income and franchise taxes and loss on disposition of real estate and held for sale assets	17,520	(30,245)
Loss on disposition of real estate and held for sale assets, net	(6,542)	(256,894)
Income (loss) before income and franchise taxes	10,978	(287,139)
Provision for income and franchise taxes	(2,238)	(1,994)
Net income (loss)	$8,740	$(289,133)

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - STATEMENTS OF OPERATIONS
(Cole Capital Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended
	September 30, 2015	September 30, 2014
Revenues:
Offering-related fees and reimbursements	$5,850	$21,535
Transaction service fees and reimbursements	7,400	24,423
Management fees and reimbursements	14,296	13,839
Total Cole Capital revenues	27,546	59,797
Operating Expenses:
Cole Capital reallowed fees and commissions	3,896	15,398
Acquisition related	74	—
Merger and other non-routine transaction related	—	19
General and administrative	16,994	17,265
Depreciation and amortization	8,384	25,077
Total operating expenses	29,348	57,759
Operating (loss) income	(1,802)	2,038
Total other income, net	465	179
(Loss) income before income and franchise taxes	(1,337)	2,217
Benefit from (provision for) income and franchise taxes	738	(1,131)
Net (loss) income	$(599)	$1,086

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - EBITDA AND NORMALIZED EBITDA
(REI Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended
	September 30, 2015	September 30, 2014
Net income (loss)	$8,740	$(289,133)
Adjustments:
Interest expense	89,530	101,643
Depreciation and amortization	200,158	240,073
Provision for income and franchise taxes	2,238	1,994
Proportionate share of adjustments for unconsolidated entities	2,554	3,433
EBITDA	$303,220	$58,010
(Gain) loss on disposition of real estate assets, including joint ventures, net	(187)	256,894
Impairment of real estate assets	—	2,299
Acquisition related expenses	1,690	13,998
Merger and other non-routine transactions	8,957	7,613
(Gain) loss on sale and unrealized gains of investment securities	(4)	(6,357)
Loss (gain) on derivative instruments, net	1,420	17,484
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,152	1,934
(Gain) loss on early extinguishment of debt and forgiveness of debt, net	—	5,396
Net direct financing lease adjustments	507	620
Straight-line rent	(21,705)	(24,871)
Legal settlement and insurance proceeds	(925)	(3,275)
Other amortization and non-cash charges	10	46
Proportionate share of adjustments for unconsolidated entities	608	1,276
Normalized EBITDA	$294,743	$331,067

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - EBITDA AND NORMALIZED EBITDA
(Cole Capital Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended
	September 30, 2015	September 30, 2014
Net loss	(599)	1,086
Adjustments:
Depreciation and amortization	8,384	25,077
Provision for (benefit from) income taxes	(738)	1,131
EBITDA	$7,047	$27,294
Management adjustments:
Acquisition related	74	—
Merger and other non-routine transactions	—	19
Other amortization and non-cash charges	(92)	(79)
Normalized EBITDA	$7,029	$27,234

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
(REI Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended
	September 30, 2015	September 30, 2014
Net income (loss)	$8,740	$(289,133)
Dividends on non-convertible preferred stock	(17,974)	(17,974)
(Gain) loss on disposition of real estate assets, including joint ventures, net	(187)	256,894
Depreciation and amortization of real estate assets	200,159	240,046
Impairment of real estate	—	2,299
Proportionate share of adjustments for unconsolidated entities	1,423	2,580
FFO	$192,161	$194,712

Acquisition related expenses	1,690	13,998
Merger and other non-routine transactions	8,957	7,613
Legal settlement and insurance proceeds	(925)	(3,275)
(Gain) loss on sale and unrealized gains of investment securities	(4)	(6,357)
Loss (gain) on derivative instruments, net	1,420	17,484
Amortization of premiums and discounts on debt and investments, net	(4,920)	(8,106)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,152	1,934
Net direct financing lease adjustments	507	620
Amortization and write-off of deferred financing costs	11,320	12,486
Extinguishment of debt and forgiveness of debt, net	—	5,396
Straight-line rent	(21,705)	(24,871)
Equity-based compensation expense, net of forfeitures (1)	1,073	2,086
Other amortization and non-cash charges	(1)	3
Proportionate share of adjustments for unconsolidated entities	694	1,268
AFFO	$191,419	$214,991

Weighted-average shares outstanding - basic	903,461,323	902,096,102
Effect of dilutive securities (2)	25,995,886	44,970,255
Weighted-average shares outstanding - diluted (3)	929,457,209	947,066,357

FFO per diluted share	$0.21	$0.21
AFFO per diluted share	$0.21	$0.23

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
(Cole Capital Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended
	September 30, 2015	September 30, 2014
Net (loss) income	$(599)	$1,086
FFO	(599)	1,086

Acquisition related expenses	74	—
Merger and other non-routine transactions	—	19
Amortization of management contracts	7,510	24,288
Deferred tax benefit (1)	(5,701)	—
Equity-based compensation expense, net of forfeitures (2)	2,943	3,455
Other amortization and non-cash charges	782	710
AFFO	$5,009	$29,558

Weighted-average shares outstanding - basic	903,461,323	902,096,102
Effect of dilutive securities (3)	25,995,886	44,970,255
Weighted-average shares outstanding - diluted (4)	929,457,209	947,066,357

FFO per diluted share	$—	$—
AFFO per diluted share	$0.01	$0.03